Exhibit 10.2

PROMISSORY NOTE

Principal $25,000,000.00	Loan Date 06-14-2017	Maturity 06-14-2018	Loan No 55120-0201	Call / Coll 9A00 / AA	Account 00000160370	Officer 00229	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

Principal Amount: $25,000,000.00	Date of Note: June 14, 2017
PROMISE TO PAY. Heartland Financial USA, Inc. ("Borrower") promises to pay to Bankers Trust Company ("lender"), or order, in lawful money of the United States of America, the principal amount of Twenty-five Million & 00/100 Dollars ($25,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.
PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 14, 2018. In addition, Borrower will pay regular quarterly payments of all accrued unpaid interest due as of each payment date, beginning September 30, 2017, with all subsequent interest payments to be due on the last day of each quarter after that. Unless otherwise agreed or required by applicable law, payments will be applied first t o any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.
VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the 30-Day London Interbank Offered Rate (LIBOR) as published in the Wall Street Journal which may or may not necessarily reflect the rate Lender charges to its other customers which may be lower (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each first day of the month. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 0.993% per annum. Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 2.750 percentage points over the Index, resulting in an initial rate of 3.743% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.
INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance. multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.
PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes " payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bankers Trust Company, 453 7th Street, P.O. Box 897, Des Moines, lA 50304-0897.
LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 21 .000% per annum based on a year of 360 days. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.
DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors. any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.
Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.
Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.
Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation all attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Iowa without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Iowa.
CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Polk County, State of Iowa.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.
COLLATERAL. This loan is unsecured.
LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.
PURPOSE OF LOAN. The specific purpose of this loan is: General Corporate Needs.
LOAN AGREEMENT. This Note is subject to the terms and conditions of a Business Loan Agreement dated June 14, 2013, and as may be amended from time to time.
NON-USE FEE. This Loan is subject to a quarterly Non-Use Fee Rate of 0.0010%. The Borrower agrees to pay to Lender for the Revolving Commitment a non-use fee, for the period from the Loan Date to the Maturity Date, in an amount equal to (i} the Revolving Commitment less (ii)the average daily amount (for the period of measurement} of all Revolving Outstandings, multiplied by the Non-Use Fee Rate in effect from time to time. Such non-use fee shall be payable in arrears on the last day of each calendar (month, quarter, year) and on the

Maturity Date for any period then ending for which such non-use fee shall not have previously been paid. The Non-Use Fee shall be computed per the Interest Calculation Method described in the Promissory Note.
PRIOR NOTE. A Promissory Note dated June 14, 2016 in the amount of $20,000,000.00 to mature on June 14, 2017.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and· upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s} to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Bankers Trust Company 453 7th Street Des Moines, lA 50309.
GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time} this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag EVP, CFO of Heartland Financial USA, Inc.

DISBURSEMENT REQUEST AND AUTHRORIZATION

Principal $25,000,000.00	Loan Date 06-14-2017	Maturity 06-14-2018	Loan No 55120-0201	Call / Coll 9A00 / AA	Account 00000160370	Officer 00229	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving line of Credit Loan to a Corporation for $25,000,000.00 due on June 14, 2018. This is an unsecured renewal of the following described indebtedness: A Promissory Note dated June 14. 2016 in the amount of $20,000,000.00 to mature on June 14, 2017.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☒	Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: General Corporate Needs.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $25,000,000.00 as follows:

Undisbursed Funds:	$25,000,000.00
Note Principal:	$25,000,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Checking account, numbered 714125, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 14, 2017.

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag EVP, CFO of Heartland Financial USA, Inc.

NOTICE OF FINAL AGREEMENT

Principal $25,000,000.00	Loan Date 06-14-2017	Maturity 06-14-2018	Loan No 55120-0201	Call / Coll 9A00 / AA	Account 00000160370	Officer 00229	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(800) 362-1688

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THE LOAN AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN LOAN AGREEMENT MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE THE TERMS OF THE LOAN AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

As used in this Notice, the following terms have the following meanings:

Loan. The term "Loan: means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $25,000,000.00 due on June 14, 2018. This is an unsecured renewal of the following described indebtedness: A Promissory Note dated June 14, 2016 in the amount of $20,000,000.00 to mature on June 14, 2016 and a Change in Terms Agreement dated December 15, 2015 in the amount of $20,000,000.00 to mature on June 14, 2017.

Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

•Promissory Note	•Disbursement Request and Authorization
•Notice of Final Agreement
Parties. The term "Parties" means Bankers Trust Company and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Heartland Financial USA, Inc.

Each Party who signs below, other than Bankers Trust Company, acknowledges, represents, and warrants to Bankers Trust Company that it has received, read and understood this Notice of Final Agreement. This Notice is dated June 14, 2017.

BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag EVP, CFO of Heartland Financial USA, Inc.
LENDER:

BANKERS TRUST COMPANY

By: /s/ Ben A. Miller
Ben A. Miller, Officer